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                        JUNO ONLINE SERVICES, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                              COMMON STOCK

                                         SEE REVERSE FOR CERTAIN DEFINITIONS
                                         CUSIP 482048 10 5

THIS IS TO CERTIFY THAT
                        ----------------------------------------

is the owner of
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fully paid and non-assessable shares, $.01 par value, of the COMMON STOCK of

                     JUNO ONLINE SERVICES, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto (copies of which are on file in the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Richard Buchband              /s/ Charles Ardai
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SECRETARY                        PRESIDENT



COUNTERSIGNED

        CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                         (Jersey City, NJ)
                                                     TRANSFER AGENT


                                                 AUTHORIZED OFFICER

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     The Corporation will furnish to any shareholder upon request and without charge a full statement of the designation, retative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT -                     Custodian
                         -------------------           -----------------------
                              (Cust)                        (Minor)

                         under Uniform Gifts to Minors
                         Act
                             -------------------------------------
                                        (State)

Additional abbreviations may also be used though not in the above list.

     For Value Received,                                  hereby sell, assign
                         --------------------------------
and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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/                                      /
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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------------------------------------------------------------------ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
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     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
              THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.